Concentration of Credit Risk	12 Months Ended
Dec. 31, 2016
Risks And Uncertainties [Abstract]
CONCENTRATION OF CREDIT RISK

12.    CONCENTRATION OF CREDIT RISK:

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of trade receivables. The Company’s revenues related to natural gas and oil sales are derived principally from a diverse group of companies, including major energy companies, natural gas utilities, oil refiners, pipeline companies, local distribution companies, financial institutions and end-users in various industries.

Concentrations of credit risk with respect to receivables is limited due to the large number of customers and their dispersion across geographic areas. Commodity-based contracts may expose the Company to the credit risk of nonperformance by the counterparty to these contracts. This credit exposure to the Company is diversified primarily among as many as ten major investment grade institutions and will only be present if the reference price of natural gas established in those contracts is less than the prevailing market price of natural gas, from time to time.

The Company maintains credit policies intended to monitor and mitigate the risk of uncollectible accounts receivable related to the sale of natural gas, condensate as well as its commodity derivative positions. The Company performs a credit analysis of each of its customers and counterparties prior to making any sales to new customers or extending additional credit to existing customers. Based upon this credit analysis, the Company may require a standby letter of credit or a financial guarantee. The Company did not have any outstanding, uncollectible accounts for its natural gas or oil sales, nor derivative settlements at December 31, 2016.

A significant counterparty is defined as one that individually accounts for 10% or more of the Company’s total revenues during the year. In 2016, the Company had one single customer that represented approximately 10% of its total revenues.